Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT, dated as of September 19, 2019 (this “Agreement”), is by and between Envista Holdings Corporation, a Delaware corporation (“Envista”), and Danaher Corporation, a Delaware corporation (“Danaher”).
WHEREAS, Danaher currently owns all of the issued and outstanding shares of common stock, par value $0.01 per share, of Envista (“Envista Common Stock”);
WHEREAS, Danaher intends for an offer and sale to the public of shares of Envista Common Stock (the “IPO”) to take place pursuant to a registration statement on Form S-1 (the “IPO Registration Statement”);
WHEREAS, after the IPO, Danaher may transfer shares of Envista Common Stock to holders of shares of Danaher’s common stock by means of one or more distributions by Danaher to holders of shares of Danaher’s common stock of shares of Envista Common Stock, one or more offers to holders of Danaher’s common stock to exchange their shares of Danaher common stock for shares of Envista Common Stock, or any combination thereof (the “Distribution”);
WHEREAS, from time to time, Danaher may sell or offer to sell some or all of the outstanding shares of Envista Common Stock then owned directly or indirectly by Danaher, in one or more transactions Registered under the Securities Act (as defined below); and
WHEREAS, Envista desires to grant to Danaher the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
1.1Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Action” means any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any federal, state, local, foreign or international Governmental Authority or any arbitration or mediation tribunal.
“Affiliate” shall mean, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified; provided, however, that, for purposes of this Agreement, Envista and its Subsidiaries shall not be considered to be “Affiliates” of Danaher and its Subsidiaries (other than Envista and its Subsidiaries), and Danaher and its Subsidiaries (other than Envista and its Subsidiaries) shall not be considered to be “Affiliates” of Envista or its Subsidiaries. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which banking institutions doing business in New York, New York are authorized or obligated by law or required by executive order to be closed.
“Convertible or Exchange Registration” has the meaning set forth in Section 2.7.

“Demand Registration” has the meaning set forth in Section 2.1(a).
“Distribution” has the meaning set forth in the recitals to this Agreement.
“Envista” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.
“Envista Common Stock” has the meaning set forth in the recitals to this Agreement.
“Envista Notice” has the meaning set forth in Section 2.1(a).
“Envista Public Sale” has the meaning set forth in Section 2.2(a).
“Envista Takedown Notice” has the meaning set forth in Section 2.1(g).
“Danaher” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, government and any executive official thereof.
“Holder” shall mean Danaher or any of its Subsidiaries, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a permitted transferee of rights under Section 3.3.
“Initiating Holder” has the meaning set forth in Section 2.1(a).
“IPO” has the meaning set forth in the recitals to this Agreement.
“IPO Registration Statement” has the meaning set forth in the recitals to this Agreement.
“Loss” or “Losses” has the meaning set forth in Section 2.9(a).
“Person” means any individual, firm, limited liability company or partnership, joint venture, corporation, joint stock company, trust or unincorporated organization, incorporated or unincorporated association, government (or any department, agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.
“Piggyback Registration” has the meaning set forth in Section 2.2(a).
“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.
“Registrable Securities” means any Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes any security (i) the sale of which has been effectively Registered under the Securities Act and which has been disposed of in accordance with a Registration Statement, (ii) that has been sold or disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) that may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or (iv) that has been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.
“Registration” means a registration with the SEC of the offer and sale to the public of any Envista Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.
“Registration Expenses” shall mean all expenses incident to Envista’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of Envista’s counsel and independent accountants; (iv) the reasonable fees and expenses of not more than one firm of attorneys acting as legal counsel for all of the Holders in the relevant Registration and sale; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (viii) expenses incurred in connection with any “road show” presentation to potential investors; (ix) printing expenses, messenger, telephone and delivery expenses; (x) internal expenses of Envista (including all salaries and expenses of employees of Envista performing legal or accounting duties); and (xi) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Envista Common Stock are then listed; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the sale of any Registrable Securities and any stock transfer taxes.
“Registration Period” has the meaning set forth in Section 2.1(c).
“Registration Rights” shall mean the rights of the Holders to cause Envista to Register Registrable Securities pursuant to this Agreement.
“Registration Statement” means any registration statement of Envista filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.
“Registration Suspension” has the meaning set forth in Section 2.1(d).
“SEC” has the meaning set forth in the recitals to this Agreement.
“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.
“Shares” means all shares of Envista Common Stock that are beneficially owned by Danaher or any permitted transferee from time to time, whether or not held immediately following the IPO.
“Shelf Registration” means a Registration Statement of Envista for an offering to be made on a delayed or continuous basis of Envista Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).
“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (i) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (A) the total combined voting power of all classes of voting securities of such Person, (B) the total combined equity interests or (C) the capital or profit interests, in the case of a partnership, or (ii) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Takedown Notice” has the meaning set forth in Section 2.1(g).
“Underwritten Offering” means a Registration in which securities of Envista are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.
1.2    General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits hereto), and references herein to Articles and Sections refer to Articles and Sections of this Agreement. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, however, that if the date to perform the act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be performed or given timely if performed or given on the next succeeding Business Day. References to a Person are also to its permitted successors and assigns. The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
ARTICLE II
REGISTRATION RIGHTS
2.1    Registration.
(a)Request. Any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right to request that Envista file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Holder once such Registrable Securities are no longer subject to the underwriter lock-up applicable to the IPO (which may be due to the expiration or waiver of such lock-up with respect to such Registrable Securities) by delivering a written request to Envista specifying the number of shares of Registrable Securities such Holder wishes to Register (a “Demand Registration”). Envista shall (i) within five (5) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Envista Notice”), (ii) use its reasonable best efforts to file a Registration Statement in respect of such Demand Registration within thirty (30) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. Envista shall include in such Registration all Registrable Securities that the Holders request to be included within the ten (10) days following their receipt of the Envista Notice.
(b)Limitations of Demand Registrations. There shall be no limitation on the number of Demand Registrations pursuant to Section 2.1(a); provided, however, that the Holders may not require Envista to effect a Demand Registration (i) in violation of the underwriting agreement entered into in connection with the IPO or (ii) within sixty (60) days after the effective date of a previous registration by Envista, other than a Shelf Registration, effected pursuant to this Section 2.1 (it being understood that the IPO Registration Statement shall not be treated as a Demand Registration). In the event that any Person shall have received rights to Demand Registrations pursuant to Section 2.7 or Section 3.3, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 (or its equivalent if the Registrable Securities are to be offered in an exchange offer) or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.
(c)Effective Registration. Envista shall be deemed to have effected a Registration for purposes of Section 2.1(b) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) ninety (90) days from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by reason of Envista. If, during the Registration Period, such Registration is interfered with by any Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Agency, the Registration Period shall be extended on a day-for-day basis for any period the Holder is unable to complete an offering as a result of such Registration Suspension, stop order, injunction or other order or requirement of the SEC or other Governmental Agency.
(d)Delay in Filing; Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by Envista, require the disclosure of material non-public information that Envista has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect on any active proposal by Envista or any of its Subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization or other similar material transaction, Envista may, upon giving prompt written notice of such action to the Holders, postpone the filing or effectiveness of such Registration (a “Registration Suspension”) for a period not to exceed thirty (30) days; provided, however, that Envista may exercise a Registration Suspension no more than two (2) times in any twelve (12)-month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that Envista determines in good faith to be reasonably necessary. Envista shall (i) immediately notify the Holders upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.
(e)Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and Envista shall include such information in the Envista Notice. In the event that the Initiating Holder intends to distribute the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting.
(f)Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by Danaher to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iii) third, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Envista) on a pro rata basis calculated based on the number of shares requested to be registered.
(g)Shelf Registration. At any time after the date hereof when Envista is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and the Holder may request Demand Registrations, the requesting Holders may request Envista to effect a Demand Registration as a Shelf Registration. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration. Any Holder of Registrable Securities included on a Shelf

Registration shall have the right to request that Envista cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to Envista specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). Envista shall (i) within five (5) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Envista Takedown Notice”), and (ii) take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, Envista shall include in such Underwritten Offering all Registrable Securities that that the Holders request to be included within the two (2) days following their receipt of the Envista Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Takedown Notice and the piggyback rights described in this Section 2.1(g) shall not apply to an Underwritten Offering that constitutes a block trade.
(h)SEC Form. Except as set forth in the next sentence, Envista shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if Envista is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form) or Form S-4 (in the case of an exchange offer). If a Demand Registration is a Convertible or Exchange Registration, Envista shall effect such Registration on the appropriate Form under the Securities Act for such Registrations. Envista shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by Envista in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
2.2    Piggyback Registrations.
(a)Participation. If Envista proposes to file a Registration Statement under the Securities Act with respect to any offering of Envista Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Envista Common Stock being Registered is Envista Common Stock issuable upon conversion of debt securities that are also being Registered) (an “Envista Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Envista shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Envista shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Envista shall determine for any reason not to Register or to delay Registration of such securities, Envista may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Envista Common Stock. No Registration effected under this Section 2.2 shall relieve Envista of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Envista shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Envista shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. Envista’s filing of a Shelf Registration shall not be deemed to be an Envista Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Envista Common Stock for its own account and/or for the account of any other Persons will be an Envista Public Sale unless such offering qualifies for an exemption from the Envista Public Sale definition in this Section 2.2(a); provided, further that if Envista files a Shelf Registration for its own account and/or for the account of any other Persons, Envista agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.
(b)Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Envista of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.
(c)Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Envista and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities of Envista or any other Persons for whom Envista is effecting the Underwritten Offering, as the case may be, proposes to sell; (ii) second, Registrable Securities requested by Danaher to be included in such Underwritten Offering; (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iv) fourth, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Envista) on a pro rata basis calculated based on the number of shares requested to be registered.
2.3    Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1 or Section 2.2 that is not an Envista Public Sale, Danaher, in the event Danaher is participating, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering, in the event Danaher is not participating, shall select the underwriter(s), financial printer, solicitation and/or exchange agent (if any) and Holder’s counsel for such Underwritten Offering. In any Envista Public Sale, Envista shall select the underwriter(s), financial printer, solicitation and/or exchange agent (if any) and Danaher, in the event Danaher is participating, or the Holders of a majority of the outstanding Registrable Securities being included in the Envista Public Sale, in the event Danaher is not participating, shall select counsel to the Holder(s).
2.4    Registration Procedures.
(a)    In connection with the Registration and/or sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, Envista shall use reasonable best efforts to effect or cause the Registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof and:
(i)prepare and file the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the Holders, copies of all documents prepared to be filed, which documents will be subject to the review of such underwriters and such Holders and their respective counsel, and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto to which Holders or the underwriters, if any, shall reasonably object;
(ii)except in the case of a Shelf Registration or Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares Registered thereon until the earlier of (A) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or (B) the expiration of nine (9) months after such Registration Statement becomes effective, plus the number of days of any Registration Suspension;
(iii)in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending thirty-six (36) months after the effective date of such Registration Statement;
(iv)in the case of a Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of any applicable convertible securities no longer require such Shares to be Registered under the Securities Act;
(v)notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Envista (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Envista in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by Envista of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(vi)subject to Section 2.1(d), promptly notify each selling Holder and the managing underwriter or underwriters, if any, when Envista becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus which will correct such statement or omission or effect such compliance;
(vii)use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;
(viii)promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
(ix)furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(x)deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that Envista consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;
(xi)on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Envista will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;
(xii)in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each selling Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriter(s), if any, may request at least two (2) Business Days prior to such sale of Registrable Securities; provided that Envista may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;
(xiii)cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Envista’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Envista’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;
(xiv)not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Envista may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;
(xv)obtain for delivery to and addressed to each selling Holder and to the underwriter or underwriters, if any, opinions from outside counsel and the general counsel for Envista, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, and in each such case in customary form and content for the type of Underwritten Offering;
(xvi)in the case of an Underwritten Offering, obtain for delivery to and addressed to Envista and the underwriter or underwriters and, to the extent requested, each selling Holder, a comfort letter from Envista’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
(xvii)use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first day of Envista’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;
(xviii)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
(xix)cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of Envista’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Envista’s securities are then quoted;
(xx)provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such

Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Envista in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as Envista may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate documents and properties of Envista that are available to Envista, and cause all of Envista’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Envista and to supply all information available to Envista reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;
(xxi)to cause the executive officers of Envista to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and
(xxii)take all other customary steps reasonably necessary to effect the Registration, offering and sale of the Registrable Securities.
(b)    As a condition precedent to any Registration hereunder, Envista may require each Holder as to which any Registration is being effected to furnish to Envista such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Envista may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Envista and to cooperate with Envista as reasonably necessary to enable Envista to comply with the provisions of this Agreement.
(c)    Danaher agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Envista of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by Envista that the use of the Prospectus may be resumed, and if so directed by Envista, such Holder will deliver to Envista (at Envista’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Envista shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by Envista that the use of the Prospectus may be resumed.
2.5    Holdback Agreements. To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, Envista agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form) from its directors, executive officers and beneficial owners of five percent (5%) or more of Envista Common Stock not to, directly or indirectly offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any equity securities of Envista or enter into any hedging transaction relating to any equity securities of Envista during the ninety (90) days beginning on pricing date of such Underwritten Offering (except as part of such Underwritten Offering or any Distribution or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the managing underwriter or underwriters otherwise agree to a shorter period.

2.6    Underwriting Agreement in Underwritten Offerings. If requested by the managing underwriters for any Underwritten Offering, Envista shall enter into an underwriting agreement with such underwriters for such offering; provided, however, that no Holder shall be required to make any representations or warranties to Envista or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Envista or the underwriters with respect thereto, except as otherwise provided in Section 2.9 hereof.
2.7    Convertible or Exchange Registration. If any Holder of Registrable Securities offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 and Section 2.2 hereof (a “Convertible or Exchange Registration”).
2.8    Registration Expenses Paid By Envista. In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Envista shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed.
2.9    Indemnification.
(a)    Indemnification by Envista. Envista agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, such Holder’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Envista has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that Envista shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to Envista by such indemnified party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability Envista may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.
(b)    Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the full extent permitted by law, Envista, its directors, officers, employees, advisors, and agents and each Person who controls Envista (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Envista has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to Envista specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Envista or any indemnified party.
(c)    Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.
(d)    Contribution. If for any reason the indemnification provided for in Section 2.9(a) or Section 2.9(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.9(a) or Section 2.9(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party (other than Envista) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and Section 2.9(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.
2.10    Reporting Requirements; Rule 144. Envista shall be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If Envista is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, Envista shall forthwith upon request furnish any Holder (i) a written statement by Envista as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of Envista, and (iii) such other reports and documents filed by Envista with the SEC as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.
2.11    Other Registration Rights. Envista shall not grant to any Persons the right to request Envista to Register any equity securities of Envista, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.
ARTICLE III
MISCELLANEOUS
3.1    Term. This Agreement shall terminate upon such time as there are no Registrable Securities, except for the provisions of Section 2.8 and Section 2.9 and all of this Article III, which shall survive any such termination.
3.2    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.2):
To Danaher:
Danaher Corporation
2200 Pennsylvania Ave., NW - Suite 800W
Washington, DC 20037-1701
Attn: General Counsel
To Envista:
Envista Holdings Corporation
200 S. Kraemer Blvd., Building E
Brea, California 92821
Attn: General Counsel

3.3    Successors, Assigns and Transferees. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. Envista may assign this Agreement at any time in connection with a sale or acquisition of Envista, whether by merger, consolidation, sale of all or substantially all of Envista’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Envista’s rights and obligations under this Agreement. A Holder may assign its rights and obligations under this Agreement to any transferee that acquires at least five percent (5%) of the number of Registrable Securities beneficially owned by Danaher immediately following the completion of the IPO and executes an agreement to be bound hereby in the form attached hereto as Exhibit A, an executed counterpart of which shall be furnished to Envista. Notwithstanding the foregoing, if such transfer is subject to covenants, agreements or other undertakings restricting transferability thereof, the Registration Rights shall not be transferred in connection with such transfer unless such transferee complies with all such covenants, agreements and other undertaking.
3.4    GOVERNING LAW; NO JURY TRIAL.
(a)    This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.
(b)    In the event of a controversy, dispute or Action arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to, this Agreement or the transactions contemplated hereby, including any Action based on contract, tort, statute or constitution (collectively, “Disputes”), the general counsels of the parties (or such other individuals designated by the respective general counsels) and/or the executive officers designated by the parties shall negotiate for a reasonable period of time to settle such Dispute; provided, that such reasonable period shall not, unless otherwise agreed by the parties in writing, exceed sixty (60) days (the “Negotiation Period”) from the time of receipt by a party of written notice of such Dispute (“Dispute Notice”) and settlement of such Dispute pursuant to this Section 3.4 shall be confidential, and no written or oral statements or offers made by the parties during such settlement negotiations shall be admissible for any purpose in any subsequent proceedings, including any arbitration proceeding pursuant to Section 3.4(c); provided further, that in the event of any arbitration in accordance with Section 3.4(c) hereof, the parties shall not assert the defenses of statute of limitations and laches arising during the period beginning after the date of receipt of the Dispute Notice, and any contractual time period or deadline under this Agreement to which such Dispute relates occurring after the Dispute Notice is received shall not be deemed to have passed until such Dispute has been resolved.
(c)    If the Dispute has not been resolved for any reason after the Negotiation Period, such Dispute shall be submitted to final and binding arbitration administered in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein.
(i)    The arbitration shall be conducted by a three-member arbitral tribunal (the “Arbitral Tribunal”). The claimant shall nominate one arbitrator in accordance with the Rules, and the respondent shall nominate one arbitrator in accordance with the Rules within twenty-one days (21) after the appointment of the first arbitrator. The third arbitrator, who shall serve as chair of the Arbitral Tribunal, shall be jointly nominated by the two party-nominated arbitrators within twenty-one (21) days of the confirmation of the appointment of the second arbitrator. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules.
(ii)    The arbitration shall be held, and the award shall be rendered, in New York, New York, in the English language.
(iii)    For the avoidance of doubt, by submitting their dispute to arbitration under the Rules, the parties expressly agree that all issues of arbitrability, including all issues concerning the propriety and timeliness of the commencement of the arbitration (including any defense based on a statute of limitation, if applicable), the jurisdiction of the Arbitral Tribunal, and the procedural conditions for arbitration, shall be finally and solely determined by the Arbitral Tribunal.
(iv)    Without derogating from Section 3.4(c)(v) below, the Arbitral Tribunal shall have the full authority to grant any pre-arbitral injunction, pre-arbitral attachment, interim or conservatory measure or other order in aid of arbitration proceedings (“Interim Relief”). The parties shall exclusively submit any application for Interim Relief to only: (A) the Arbitral Tribunal; or (B) prior to the constitution of the Arbitral Tribunal, an Emergency Arbitrator appointed in the manner provided for in the Rules. Any Interim Relief so issued shall, to the extent permitted by applicable law, be deemed a final arbitration award for purposes of enforceability, and, moreover, shall also be deemed a term and condition of this Agreement subject to specific performance in Section 3.5 below. The foregoing procedures shall constitute the exclusive means of seeking Interim Relief, provided, however, that (i) the Arbitral Tribunal shall have the power to continue, review, vacate or modify any Interim Relief granted by an Emergency Arbitrator; (ii) in the event an Emergency Arbitrator or the Arbitral Tribunal issues an order granting, denying or otherwise addressing Interim Relief (a “Decision on Interim Relief”), any party may apply to enforce or require specific performance of such Decision on Interim Relief in any court of competent jurisdiction; and (iii) either party shall retain the right to apply for freezing orders to prevent the improper dissipation of transfer of assets to a court of competent jurisdiction.
(v)    The Arbitral Tribunal shall have the power to grant any remedy or relief that it deems just and equitable and that is in accordance with the terms of this Agreement, including specific performance and temporary or final injunctive relief, provided, however, that the Arbitral Tribunal shall have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this Agreement, nor any right or power to award punitive, exemplary or treble damages.
(vi)    The Arbitral Tribunal shall have the power to allocate the costs and fees of the arbitration, including reasonable attorneys’ fees and costs as well as those costs and fees addressed in the Rules, between the parties in the manner it deems fit.
(vii)    Arbitration under this Section 3.4 shall be the sole and exclusive remedy for any Dispute, and any award rendered thereby shall be final and binding upon the parties as from the date rendered. Judgment on the award rendered by the Arbitral Tribunal may be entered in any court having jurisdiction thereof, including any court having jurisdiction over the relevant Party or its Assets.
3.5    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the parties agree that the party or parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Section 3.5 (including for the avoidance of doubt, after compliance with all notice and negotiation provisions herein), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.
3.6    Headings. The article, section and paragraph headings contained in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
3.7    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
3.8    Amendment; Waiver.
(a)    This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Envista and the Holders of a majority of the Registrable Securities; provided that if Danaher or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of Danaher if such amendment or waiver adversely affects the rights of Danaher or such Affiliates of Danaher.
(b)    No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
3.9    Further Assurances. In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations expressly set forth in this Agreement each of the parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement.
3.10    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, executed by an original signature.
[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

DANAHER CORPORATION

By:	/s/ James F. O'Reilly
Name:	James F. O'Reilly
Title:	Vice President, Associate General
Counsel and Secretary

ENVISTA HOLDINGS CORPORATION

By:	/s/ Howard H. Yu
Name:	Howard H. Yu
Title:	Senior Vice President and Chief
Financial Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A
THIS INSTRUMENT forms part of the Registration Rights Agreement (the “Agreement”), dated as of September 19, 2019, by and among Envista Holdings Corporation, a Delaware corporation (“Envista”), and Danaher Corporation, a Delaware corporation (“Danaher”). The undersigned hereby acknowledges having received a copy of the Agreement and having read the Agreement in its entirety, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees that the terms and conditions of the Agreement binding upon and inuring to the benefit of Danaher shall be binding upon and inure to the benefit of the undersigned and its successors and permitted assigns as if it were an original party to the Agreement.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this day of ___________________.

(Signature of Transferee)

Print Name